 Exhibit 99.3

AIVTECH HOLDING (H.K.) LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2010

ACSB Acquavella, Chiarelli, Shuster, Berkower & Co., LLP
517 Route One	1 Penn Plaza
Iselin, New Jersey 08830	36th Floor
732. 855.9600	New York, NY 10119
Fax:732.855.9559	212.786.7510
www.acsbco.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
AIVTech Holding (H.K.) Limited

We have reviewed the accompanying balance sheet of AIVTech Holding (H.K.) Limited (the “Company”) as of March 31, 2010, and the related statements of income, stockholders’ equity and comprehensive income, and cash flows for the three-month period ended March 31, 2010. These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of the Company as of December 31, 2009 and the related consolidated statements of income, retained earnings and comprehensive income, and consolidated statement of cash flows for the year then ended; and in our report dated May 3, 2010, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2009, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

Acquavella, Chiarelli, Shuster, Berkower & Co., LLP

Certified Public Accountant
New York, N.Y.
May 13, 2010

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
ASSETS	2010	2009
	(Unaudited)	(Audited)
CURRENT ASSETS:
Cash and cash equivalents	$3,623,044	$3,605,741
Accounts receivable	16,858,809	2,040,088
Other receivable, net	4,849,290	42,121
Inventories	281,630	5,073,436
Total current assets	25,612,773	10,761,386

NON-CURRENT ASSETS
Property, plant and equipment, net	973,537	1,015,570
TOTAL ASSETS	$26,586,310	$11,776,956

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Account payables and accrued expenses	$10,292,012	$5,431,006
Short term loan	732,504	-
Income tax payable	446,047	233,191
Other payable	5,153,862	-
Due to shareholder	11,313	29,252
Minority interest payable	516,743	439,264
Dividend payable	4,395,025	4,400,634
Total current liabilities	21,547,506	10,533,347

STOCKHOLDERS' EQUITY
Registered capital	641,916	641,916
Retained earnings	3,666,534	(132,007)
Accumulated other comprehensive income	383,364	386,710
Statutory reserve	346,990	346,990
Total stockholders' equity	5,038,804	1,243,609
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$26,586,310	$11,776,956

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

	2010	2009

Sales, net	$19,146,167	$3,884,546
Cost of sales	(14,084,854)	(2,836,532)
Gross profit	5,061,313	1,048,014

Operating income/(expenses)
Selling, general and admisistrative expenses	(674,855)	(437,713)

Income from Operations	4,386,458	610,301

Other income/(expenses)
Interest expense	-	1,622
Profit before income tax	4,386,458	611,923

Income taxes	(510,438)	(61,192)

Net income before Minority interest	3,876,020	550,731

Minority interest	(77,479)	-

Net income	$3,798,541	$550,731

Comprehensive income
Net Income	$3,798,541	$550,731
Other Comprehensive Income
Foreign currency translation adjustment	(3,346)	17,130
Total comprehensive income	3,795,195	567,861

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2010

			Accumulated
		Accumulated	Other
	Registered	Retained	Comprehensive	Statutory
	Capital	Earnings/(Deficit)	Income/(Loss)	Reserve	Total

Balance, January 1, 2010	$641,916	$(132,007)	$386,710	$346,990	$1,243,609
Net income		3,798,541			3,798,541
Foreign currency translation
adjustments			(3,346)		(3,346)
Balance, March 31, 2010	$641,916	$3,666,534	$383,364	$346,990	5,038,804

Balance, January 1, 2009	$641,916	5,569,993	399,049	346,990	6,957,948
Dividends declared		(13,177,831)			(13,177,831)
Net income		7,475,931			7,475,931
Foreign currency translation					-
adjustments			(12,339)		(12,339)
Balance, December 31, 2009	$641,916	(132,007)	$386,710	$346,990	$1,243,609

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

CASH FLOWS FROM OPERATING ACTIVITIES：	2010	2009
Net income	$3,798,541	$550,731
Adjustments to reconcile net income to net cash provided by
Operating activities:
Depreciation	42,033	34,346
Minority interest change	77,479	-
Changes in assets and liabilities provided/(used) cash :
Accounts receivable	(14,818,721)	(242,023)
Other receivable	(4,807,169)	(49)
Due from related party	-	1,523
Due to related party	(17,939)	-
Inventories	4,791,806	(3,671,794)
Accounts payable	4,861,006	(204,785)
Other payable and accrued expenses	5,153,862	1,398,811
Income tax payable	212,856	-
Net cash provided by operating activities	(706,246)	(2,133,240)

CASH FLOWS FROM INVESTING ACTIVITIES：
Dividends paid	(5,609)
Purchase of property & equipment	-	(23,893)
Net cash used in investing activities	(5,609)	(23,893)

CASH FLOWS FROM FINANCING ACTIVITIES：
Addition in short-term loan	732,504	-
Net cash used in financing activities	732,504	-

Effect of exchange rate changes on cash and cash equivalents	(3,346)	(18,653)

Net change in cash and cash equivalents	17,303	(2,175,786)
Cash and cash equivalents, beginning of period	3,605,741	2,443,464
Cash and cash equivalents, end of period	$3,623,044	$267,678

SUPPLEMENTAL DISCLOSURES:
Income taxes paid	$297,582	$61,192
Interest paid	$-	$-

The accompanying notes are an integrated part of these consolidated financial statements

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 1 - ORGANIZATION

AIVTech (H.K.) Co., Ltd was incorporated on November 4, 2005 under the laws of Hong Kong, is a holding company with subsidiaries engaged in manufacturing casual furniture audio series, multimedia speakers, and LED Shenzhen AIV Electronics Co., Ltd was incorporated on April 9, 2009 under the laws of the People’s Republic of China. Dongguan AIV Electronics Co., Ltd was organized in December of 2009 under the laws of the Peoples Republic of China (PRC). Collectively these corporations are referred to herein as the Company.

As of March 31, 2010, the Subsidiaries of the Company are as follows:

AIVTech Holding
(H.K.) Co., Ltd

100%

Shenzhen AIV
Electronics Co., Ltd

70%

Dongguan AIV	30%	Guo Jinlin
Electronics Co., Ltd

These consolidated financial statements have been prepared on a historical pro-forma basis.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying audited consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi, however the accompanying audited consolidated financial statements have been translated and presented in United States Dollars.

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Translation Adjustment

As of December 31, 2009, 2008, and 2007, the accounts of AIVTech Holding (H.K.) Limitted, Shenzhen AIV Electronics Co., Ltd, and Dongguan AIV Electronics Co., Ltd were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with the Foreign Currency Matters Topic of the FASB Accounting Standards Codification (“ASC 830”) with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity was translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with the Comprehensive Income Topic of the FASB Accounting Standard Codification (“ASC 220”). Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of AIVTech Holding (H.K.) Limited and its wholly owned subsidiary Shenzhen AIV Electronics Co., Ltd.,  and Dongguan AIV Electronics Co., Ltd, collectively referred to herein as the Company.  All intercompany transactions and accounts have been eliminated in consolidation.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued. These conditions may result in a future loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed. There was no contingent liability requiring a provision for losses at March 31, 2010.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

Accounts receivable on a consolidated basis consist principally of amounts due from trade customers.  Credit is extended based on an evaluation of the customer’s financial condition and collateral is not generally required. Certain credit sales are made to industries that are subject to cyclical economic changes.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its clients to make required payments are to cover potential credit losses.  Estimates are based on historical collection experience, current trends, credit policy and relationship between accounts receivable and revenues.  In determining these estimates, the Company examines historical write-offs of its receivables and reviews each client’s account to identify any specific customer collection issues.  If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payment, additional allowances might be required.  The Company’s failure to accurately estimate the losses for doubtful accounts and ensure that payments are received on a timely basis could have a material adverse effect on its business, financial condition, and results of operations.

Allowance for doubtful accounts amounted to $-0- and $-0- as of March 31, 2010 and December 31, 2009, respectively.

Property, Plant & Equipment, Net

Property, plant and equipment are recorded at cost less accumulated depreciation and include expenditures for additions and major improvements.  Maintenance and repairs are charged to operations as incurred.  Depreciation is computed for financial reporting purposes using the straight-line method over the estimated useful lives of the assets.

Machinery	10 years
Office Furniture & Equipments	5 years
Motor vehicles	5 years

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of March 31, 2010 and December 31, 2009, Property, Plant & Equipment of consist of the following:

	March 31,	December 31,
	2010	2009
Machinery	$1,080,370	$1,080,370
Office Furniture & Equipments	115,148	115,148
Motor vehicles	172,835	172,835
	1,368,353	1,368,353
Accumulated depreciation	(394,816)	(352,783)
	$973,537	$1,015,570

Depreciation expense for the years ended March 31, 2010 and 2009 was $42,033 and $ 34,346, respectively.

Fair Value of Financial Instruments

FASB Accounting Standards Codification Topic on Fair Value Measurements and Disclosures (“ASC 820”) requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

Revenues are recognized upon shipment when title passes.  Shipping costs are included in cost of sales. The Company believes that recognizing revenue at time of shipment is appropriate because the Company’s sales policies meet the four criteria of SEC’s Staff Accounting Bulletin No. 104, which are: (i) persuasive evidence that an arrangement exists, (ii) delivery has occurred, (iii) the seller’s price to the buyer is fixed and determinable, and (iv) collectability is reasonably assured.

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes FASB Accounting Standards Codification Topic on Income Taxes (“ASC 740”), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. There were no deferred taxes at March 31, 2010.

Statement of Cash Flows

In accordance with FASB Accounting Standards Codification Topic on Statement of Cash flows (“ASC 230”), cash flows from the Company’s operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions.

The Company has a diversified customer base, mostly located in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

Recent Accounting Pronouncements

In February, 2007, FASB issued SFAS 159 ‘The Fair Value Option for Financial Assets and Financial Liabilities’ – Including an Amendment of FABS Statement No. 115.  This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, SFAS No 159 was superseded by the Financial Instruments Topic of FASB Accounting Standards Codification (“ASC 825”).

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements” (“SFAS 160”).  This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). SFAS No 160 was superseded by the Consolidation Topic of FASB Accounting Standards Codification (“ASC 810”) The Company adopted SFAS 160 on January 1, 2009. The adoption of this statement had no effect on the Company’s consolidated financial statements.

On May 8, 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 162, The Hierarchy of Generally Accepted Accounting Principles, which will provide framework for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. generally accepted accounting principles (GAAP) for nongovernmental entities. With the issuance of SFAS No. 162, the GAAP hierarchy for nongovernmental entities will move from auditing literature to accounting literature.  SFAS No 162 was superseded by the General Accounting Principle Topic of FASB Accounting Standards Codification (“ASC 105”).

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2009, the FASB issued amended standards for determining whether to consolidate a variable interest entity. These amended standards eliminate a mandatory quantitative approach to determine whether a variable interest gives the entity a controlling financial interest in a variable interest entity in favor of a qualitatively focused analysis, and require an ongoing reassessment of whether an entity is the primary beneficiary. These amended standards are effective for us beginning in the first quarter of fiscal year 2010 and we are currently evaluating the impact that adoption will have on our consolidated financial statements.

In June 2009, the FASB issued ASC 855 (previously SFAS No. 165, Subsequent Events), which establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before the financial statements are issued or available to be issued. It is effective for interim and annual periods ending after June 15, 2009. There was no material impact upon the adoption of this standard on the Company’s consolidated financial statements.

In August 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-05, which amends ASC Topic 820, Measuring Liabilities at Fair Value, which provides additional guidance on the measurement of liabilities at fair value. These amended standards clarify that in circumstances in which a quoted price in an active market for the identical liability is not available, we are required to use the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities, or quoted prices for similar liabilities when traded as assets. If these quoted prices are not available, we are required to use another valuation technique, such as an income approach or a market approach. These amended standards are effective for us beginning in the fourth quarter of fiscal year 2009. There was no material impact upon the adoption of this standard on the Company’s consolidated financial statements.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales, issuances, and settlements relating to Level 3 measurements and clarification of existing fair value disclosures.  ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010 (the Company’s fiscal year 2012); early adoption is permitted.  The Company is currently evaluating the impact of adopting ASU 2009-14 on its financial statements.

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Note 3 - INVENTORIES

Inventories are stated at the lower of cost or market value.  The inventories are valued using weighted average method.

	March 31,	December 31,
	2010	2009
Raw materials and supplies	$180,105	$2,830,746
Work in progress	-	2141035
Finished goods	101,525	101,655
Totals	$281,630	$5,073,436

Note 6 – RELATED PARTY TRANSACTIONS

At March 31, 2010, due to related party was $11,313, which is due to a shareholder. At December 31, 2009, due to related party was $29,252, which is due to a shareholder.

Notes 8 – INCOME TAXES

The Company through its subsidiary Shenzhen AIV Electronics Co., Ltd. is governed by the Income Tax Laws of the PRC. On May 18, 2006 the Company received a special economic zone tax remission for two years and a subsequent half reduction for the three subsequent years.

ASC 740, Accounting for Income Taxes (“ASC 740”), requires that deferred tax assets be evaluated for future realization and reduced by a valuation allowance to the extent we believe a portion more likely than not will not be realized. We consider many factors when assessing the likelihood of future realization of our deferred tax assets, including our recent cumulative earnings experience and expectations of future taxable income by taxing jurisdiction, the carry-forward periods available to us for tax reporting purposes, and other relevant factors.

Effective January 1, 2007, we adopted the provisions of FASB Accounting Standards Codification Topic 740, Accounting for Uncertainty in Income Taxes.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. The standard prescribes a recognition and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  We consider many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic adjustments and which may not accurately forecast actual outcomes.

AIVTECH HOLDING (H.K.) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010

Notes 8 – INCOME TAXES (CONTINUED)

Based on a review of our tax positions, the Company was not required to record a liability for unrecognized tax benefits as a result of adopting ASC 740 on January 1, 2007.  Further, there has been no change during the years ended March 31, 2010 and 2009.  Accordingly, we have not accrued any interest and penalties through March 31, 2010.

Note 9 – COMMITMENTS

The Company leases facilities with expirations dates between December 2009 and December 2015. Rental expense for the three months ended March 31, 2010 and year ended 2009 was $101,090 and $4,840, respectively. The Company has future minimum lease obligations as of March 31, 2010 as follows:

2010	$225,061
2011	$418,477
2012	439,476
2013	446,357
2014	456,678
2015	115,030
Thereafter	-
Total	$2,,101,034

Note 10 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders equity, as of March 31, 2010 and December 31, 2009 are as follows:

	Foreign Currency	Accumulated Other
	Translation	Comprehensive
	Adjustment	Income
Balance December 31, 2008	$399,049	$399,049
Changes for year ended December 31, 2009	(12,339)	(12,339)
Balance at December 31, 2009	386,710	386,710
Changes for the three months ended March 31, 2010	(33,46)	(33,46)
Balance at March 31, 2010	$383,364	$383,364

Note 11 – SUBSEQUENT EVENTS

For The Year ended December 31, 2009, the Company evaluated subsequent events for potential recognitions and disclosure through May 13, 2010, the date of the Financial Statement issuance.